UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On October 4, 2005, Smart Online, Inc. (“Smart Online”), Computility, Inc. (“Computility”) a subsidiary of Smart Online and certain shareholders of Computility executed and delivered an Asset Purchase Agreement to acquire substantially all the assets of Computility. The terms of the transaction are described under Item 2.01 of this Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 4, 2005, Smart Online, Inc. (“Smart Online”) completed its acquisition of substantially all of the assets of Computility, Inc., a Iowa based company providing web-based software, and other information software and hardware and services, primarily to small business customers, pursuant to an Asset Purchase Agreement, dated as of October 4, 2005 by and among Smart Online, Inc., SmartCRM, Computility, Inc. and certain shareholders of Computility, Inc. The acquired assets include all of the fixed assets, machinery, equipment, fixtures, leasehold improvements, furniture, intellectual property, leases, accounts receivable, factoring contracts and goodwill. A conformed copy of the press release announcing the completion of the transaction is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Subject to the terms of the Asset Purchase Agreement, Smart Online issued to Computility, four hundred Eighty-Four Thousand Two Hundred Thirteen (484,213) shares of the common stock of Smart Online.

Item 9.01  Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The financial statements required to be filed by this item are not included with this report of the completed acquisition under Item 2.01 of this Form 8-K.  Such financial statements will be filed by amendment within the time period permitted by Item 9.01(a).

(b)    Pro forma financial information.

The pro forma financial information required to be filed by this item is not included with this report of the completed acquisition under Item 2.01 of this Form 8-K.  Such information will be filed by amendment within the time period permitted by Item 9.01(b).

(c)    Not Applicable.

(d)    Exhibits

2.1
Asset Purchase Agreement dated as of October 4, 2005 by and among Smart Online, Inc., SmartCRM, Computility, Inc. and certain shareholders of Computility, Inc. (Nonmaterial schedules and exhibits identified in the Asset Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)

99.1	Press Release issued by Smart Online, Inc. announcing the acquisition on October 4, 2005 of substantially all of the assets of Computility, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

Date: October 7, 2005	By: /s/ Michael Nouri Name: Michael Nouri Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1

Asset Purchase Agreement dated as of October 4, 2005 by and among Smart Online, Inc., SmartCRM, Computility, Inc. and certain shareholders of Computility, Inc. (Nonmaterial schedules and exhibits identified in the Asset Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K. Smart Online agrees to furnish supplementally to the Commission upon request by the Commission a copy of any omitted schedule or exhibit.)

99.1	Press Release issued by Smart Online, Inc. announcing the acquisition on )October 4, 2005 of substantially all of the assets of Computility, Inc.

4